UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
InfuSystem Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

InfuSystem Holdings, Inc.
3851 W. Hamlin Road
Rochester Hills, MI 48309

Proxy Statement Supplement to Proxy Statement Filed April 10, 2024

2024 Annual Meeting of Stockholders

April 23, 2024

To the Stockholders of InfuSystem Holdings, Inc.:

You most likely received a proxy card for InfuSystem Holdings, Inc.'s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 2:00 pm, Eastern Time, May 16, 2024. Due to a preparation error, you received an incorrect proxy card. Proposal 1 should have offered you the option to either vote FOR, AGAINST or to ABSTAIN your vote as to each individual director nominee identified in the Proxy Statement and on the proxy card.

We have therefore enclosed a corrected proxy card that lists the correct voting options for Proposal 1. If you have already returned the original proxy card, you must return the enclosed corrected proxy card, using the enclosed reply envelope, to have your shares voted by proxy at the May 16, 2024 annual meeting. If you have already voted via the Internet or by telephone based on the incorrect proxy card, please return the enclosed revised proxy card or resubmit your vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If you have not yet returned the original proxy card, please discard it and instead use the enclosed corrected proxy card, or vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If your shares are held in the name of a bank, broker or other agent, please follow the instructions on the voting instruction card furnished by the bank, broker or other agent.

We regret any inconvenience or confusion caused by the mailing of an erroneous proxy card, but chose to provide the corrected proxy card to ensure the integrity of the voting process. We appreciate your attention to this matter.

Best Regards,

Barry Steele
Corporate Secretary
InfuSystem Holdings, Inc.

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 02 - Richard DiIorio 05 - Beverly A. Huss For Against Abstain 03 - Kenneth D. Eichenbaum 06 - Carrie Lachance For Against Abstain 01 - Ralph Boyd 04 - Paul Gendron 07 - Scott Shuda For Against Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03YKFD + + 2. Approval, on an advisory basis, of the Company’s executive compensation. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2024 Annual Meeting – Corrected Proxy Card i t r r c ends a vote FOR all the nominees listed; FOR Pr posals 2 and 3.A 3. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. For Against Abstain If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to https://www.envisionreports.com/INFU or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at https://www.envisionreports.com/INFU Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at https://www.envisionreports.com/INFU Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 16, 2024 The undersigned hereby appoints Scot Hill and Barry Steele and each of them, as proxies, each with full power of substitution, for and on behalf of the undersigned and authorizes them to represent and to vote, as directed and permitted herein, all shares of InfuSystem Holdings, Inc. Common Stock held of record by the undersigned at the Annual Meeting of Stockholders of InfuSystem Holdings, Inc. to be held virtually via the internet at meetnow.global/MT7AWTX on Thursday, May 16, 2024 at 2:00 p.m., Eastern Time, and at any adjournments or postponements thereof upon matters set forth in the proxy statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned stockholder. This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE NOMINEES FOR DIRECTOR LISTED, (II) FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S EXECUTIVE COMPENSATION AND (III) FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. IF ANY OTHER MATTERS COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION. (Items to be voted appear on reverse side) Proxy — INFUSYSTEM HOLDINGS, INC. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting ItemsC + + Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2023 Annual Report are available at: https://www.envisionreports.com/INFU The 2024 Annual Meeting of Shareholders of InfuSystem Holdings, Inc. will be held on Thursday, May 16, 2024 at 2:00 p.m., Eastern Time, virtually via the internet at meetnow.global/MT7AWTX. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form.